INTERCAPITAL INCOME SECURITIES INC.                      Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS September 30, 1997

DEAR SHAREHOLDER:

During the period under review, a new economic order was being touted in which increased productivity would offset any inflationary pressures arising from higher production costs and stepped-up demand. The term Goldilocks was applied to this economy where everything was progressing at just the right pace. The economy continued to grow at about 4 percent annually, unemployment was shrinking to less than 5 percent, wages were rising, consumer sentiment was reaching record highs, business was making substantial investments and the stock market continued to climb. Despite these signs of economic strength, interest rates fell by as much as 60 basis points from where they were twelve months ago. Even a 25-basis-point rise in the federal-funds rate in March prompted only a short-lived spike in yields that was reversed less than two months later as it became evident that inflation was still dormant. In addition, realistic expectations for a balanced budget as early as 1998, resulting in reduced supplies of new Treasury debt, made further Fed tightening seem unnecessary. At the end of the period under review, ten-year Treasuries yielded 6.11 percent and two-year notes yielded 5.78 percent, down 59 and 32 basis points, respectively, from twelve months earlier. Thirty-year bonds yielded 6.40 percent, 52 basis points lower than one year before.

PERFORMANCE AND PORTFOLIO

For the twelve months ended September 30, 1997, InterCapital Income Securities produced a total return of 14.61 percent, based on its net asset value of $18.40 per share and reinvestment of dividends totaling $1.32 per share. Based on its September 30, 1997 closing price of $16.688 per share on the New York Stock Exchange and the reinvestment of dividends, the Fund's total return was 14.06 percent. During the same period, the Lehman Brothers Government/Corporate Bond Index returned 9.60 percent and the Lipper Closed-End Investment Grade Funds Index returned 11.41 percent. U.S. government securities, as measured by the Lehman Brothers Government Bond Index, returned

INTERCAPITAL INCOME SECURITIES INC.

9.16 percent compared to 10.83 percent for corporate bonds, as measured by the Lehman Brothers Corporate Bond Index.

The Fund's performance over the fiscal year reflects its emphasis on longer-maturity investments and continued credit improvements among lower-rated issues in the portfolio. Longer-term noncallable securities performed especially well in recent months as interest rates declined. However, the Fund's callable issues have underperformed since August, due to their increased risk of being called at the earliest possible date. On September 30, 1997, 30.8 percent of the portfolio, adjusted for likely calls, was invested in issues expected to come due in more than ten years. Callables comprised 53.0 percent of the portfolio, down from 61.3 percent last year, and only 7.0 percent of the portfolio was due to mature or be called in less than one year, down from 12.3 percent last year. At period end, the average maturity (the average length of time until each bond held by the Fund reaches maturity and is repaid) adjusted for likely calls was
10.86 years.

As interest rates declined over the summer, the portfolio's average duration (a measure of a bond fund's sensitivity to interest-rate moves) was reduced through the sale of longer-maturity bonds rather than intermediate maturities. The increased likelihood of call features being activated on eligible securities also exerted downward pressure on duration. As a result, the portfolio's average duration declined from 7.76 years to 5.88 years.

Bonds called during the year totaled just 8.4 percent of the portfolio's holdings as compared to 19.0 percent in the prior twelve months. Proceeds from called bonds were reinvested in noncallable intermediate-maturity corporates and Treasuries. New credits added to the portfolio included American General Investment Corp., Digital Equipment Corp., Gulf States Utility Co., MedPartners, Inc., Millennium America Inc., The Money Store, Inc., Staples, Inc., Toro Co. and US West Capital Funding, Inc.

The portfolio's creditworthiness improved through upgrades of several corporate holdings, including Niagara Mohawk Power Corp., Cleveland Electric Illuminating Co. (Series B), Delta Air Lines, Inc. and Panhandle Eastern Corp. Despite the lack of an official quality upgrade, Kmart Corp. and Borden, Inc. also performed particularly well.

PORTFOLIO ALLOCATION

At the year's end, corporate bonds comprised 89 percent of the portfolio, U.S. government obligations almost 11 percent and 0.1 percent was invested in money markets. The portfolio was diversified among 51 issues with an average coupon of
8.71 percent and an average quality rating of BBB. The

INTERCAPITAL INCOME SECURITIES INC.

greatest increase in asset allocation was to industrials, with Treasuries and telephones also experiencing greater favor over electric utilities and finance.

At the close of the period, the Fund's net assets totaled $219.8 million. As a result of last year's portfolio restructuring, the Fund maintained the $0.11 per share monthly dividend established in March 1996, and income dividends of $1.32 per share were distributed during the twelve-month period.

LOOKING AHEAD

At this time, although there appear to be no signs of rising inflation, economic conditions continue to favor higher interest rates over an easing of interest rates by the Fed. The economy is still powerful and labor markets are still tight. With labor settlements resulting in higher wages, oil prices again above $20 a barrel and foreign economies such as Germany and France beginning to show signs of recovery, an increase in inflation cannot be ruled out some time over the next twelve months.

However, deflationary events in Asia and the possibility of a budget surplus at home, which would lower the supply of new Treasury debt, may keep inflation in check. With these potential cross-currents, the most likely scenario is for rates to remain near current levels for the next several months. Given this outlook, the Fund will likely maintain its somewhat defensive posture.

We would like to remind you that the Directors have approved a procedure whereby the Fund may attempt, when appropriate, to repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year under review the Fund purchased 151,400 shares of common stock at a weighted average market discount of 10.18 percent.

We appreciate your ongoing support of InterCapital Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INCOME SECURITIES INC.

RESULTS OF SPECIAL MEETING (UNAUDITED)

                             *         *         *

On May 20, 1997, a special meeting of shareholders of InterCapital Income Securities Inc. was held for the purpose of voting on two separate matters, the results of which are as follows:

(1) ELECTION OF DIRECTOR:

         Wayne E. Hedien
         For.................................................................  9,002,311
         Withheld............................................................    268,131

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel
H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For.................................................................  8,716,197
         Against.............................................................    151,887
         Abstain.............................................................    402,358

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS September 30, 1997

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (87.5%)
             Airlines (2.7%)
 $ 5,000     Delta Air Lines, Inc. ...............       9.30%     01/02/10     $  5,839,150
                                                                                ------------

             Automobiles (2.4%)
   5,000     General Motors Corp. ................       8.10      06/15/24        5,330,750
                                                                                ------------

             Automotive - Finance (0.5%)
   1,000     Ford Capital BV (Netherlands)........       9.50      07/01/01        1,101,810
                                                                                ------------

             Banks (3.3%)
   6,000     Continental Bank N.A. ...............      12.50      04/01/01        7,145,220
                                                                                ------------

             Cable & Telecommunications (8.8%)
   3,300     News America Holdings, Inc. .........       8.25      08/10/18        3,454,598
   2,900     News America Holdings, Inc. .........       7.70      10/30/25        2,850,555
   7,100     Tele-Communications, Inc. ...........       9.25      01/15/23        7,640,310
   5,000     Time Warner Entertainment Co. .......       8.375     07/15/33        5,356,250
                                                                                ------------
                                                                                  19,301,713
                                                                                ------------
             Canadian Government (2.3%)
   5,000     Quebec (Province of).................       7.50      07/15/23        5,137,950
                                                                                ------------

             Chemical - Specialty (1.5%)
   3,200     Millennium America Inc. .............       7.00      11/15/06        3,203,712
                                                                                ------------

             Computers - Systems (1.0%)
   2,000     Digital Equipment Corp. .............       8.625     11/01/12        2,091,960
                                                                                ------------

             Defense (2.7%)
   5,000     Northrop Grumman Corp. ..............       9.375     10/15/24        5,824,350
                                                                                ------------

             Financial - Miscellaneous (1.9%)
   4,000     The Money Store, Inc. ...............       8.375     04/15/04        4,201,760
                                                                                ------------

             Food Processing (1.5%)
   3,000     Borden, Inc. ........................       9.20      03/15/21        3,296,520
                                                                                ------------

             Gas Transmission (0.5%)
   1,000     Panhandle Eastern Corp. .............       8.625     04/15/25        1,091,590
                                                                                ------------

             Health & Personal Care (1.4%)
   3,500     Columbia/HCA Healthcare Corp. .......       7.05      12/01/27        3,148,110
                                                                                ------------

             Healthcare Services (0.9%)
   2,000     MedPartners, Inc. ...................       6.875     09/01/00        1,997,960
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             Insurance (1.7%)
 $ 3,500     American General Investment Co. .....       9.625%    07/15/00     $  3,801,105
                                                                                ------------

             Manufacturing (1.2%)
   2,400     Westinghouse Electric Corp. .........       8.625     08/01/12        2,558,448
                                                                                ------------

             Manufacturing - Consumer & Industrial
             Products (2.3%)
   5,000     Toro Co. ............................       7.80      06/15/27        5,164,250
                                                                                ------------

             Metals & Mining (2.4%)
   5,000     Cyprus Amax Minerals Co. ............       8.375     02/01/23        5,223,400
                                                                                ------------

             Office Equipment & Supplies (1.8%)
   4,000     Staples, Inc. .......................       7.125     08/15/07        4,009,000
                                                                                ------------

             Oil & Gas Products (2.3%)
   5,000     Lyondell Petrochemical Co. ..........       7.55      02/15/26        4,975,900
                                                                                ------------

             Oil Refineries (1.6%)
   3,500     Diamond Shamrock Corp. ..............       8.00      04/01/23        3,580,710
                                                                                ------------

             Oil Related (4.9%)
   5,200     Lasmo (USA), Inc. ...................       8.375     06/01/23        5,486,468
   5,000     Phillips Petroleum Co. ..............       8.49      01/01/23        5,383,150
                                                                                ------------
                                                                                  10,869,618
                                                                                ------------
             Paper & Forest Products (3.0%)
   6,000     Georgia Pacific Co. .................       9.625     03/15/22        6,690,780
                                                                                ------------

             Retail (7.8%)
   5,800     Dayton Hudson Corp. .................       8.50      12/01/22        6,136,922
   2,350     Kmart Corp. .........................      13.50      01/01/09        2,561,500
   2,500     Kmart Corp. .........................       9.35      01/02/20        2,525,000
   5,597     May Department Stores Co. ...........       8.30      07/15/26        6,023,268
                                                                                ------------
                                                                                  17,246,690
                                                                                ------------
             Steel (0.3%)
     590     Weirton Steel Corp. .................      10.875     10/15/99          619,500
                                                                                ------------

             Telecommunications (3.4%)
   7,000     AT&T Corp. ..........................       8.625     12/01/31        7,577,570
                                                                                ------------

             Telephones (4.6%)
   4,000     Pacific Bell.........................       8.50      08/15/31        4,295,920
   5,500     US West Capital Funding, Inc. .......       7.90      02/01/27        5,805,800
                                                                                ------------
                                                                                  10,101,720
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             Transportation (2.4%)
 $ 4,975     Union Pacific Corp. .................       7.875%    02/01/23     $  5,189,970
                                                                                ------------

             Utilities - Electric (16.4%)
   1,000     Cleveland Electric Illuminating Co.
               (Series B).........................       9.50      05/15/05        1,089,850
   4,500     Commonwealth Edison Corp. ...........       8.375     02/15/23        4,701,285
   3,000     Gulf States Utility Co. .............       8.94      01/01/22        3,185,220
   3,500     Long Island Lighting Co. ............       9.75      05/01/21        3,577,000
   3,500     Long Island Lighting Co. ............       9.625     07/01/24        3,570,000
   2,000     Louisiana Power & Light Co. .........       8.75      03/01/26        2,115,520
   2,000     Niagara Mohawk Power Corp. ..........       9.50      03/01/21        2,181,920
   5,000     Niagara Mohawk Power Corp. ..........       8.75      04/01/22        5,212,300
   5,250     Texas Utilities Electric Co. ........       8.75      11/01/23        5,714,414
   4,300     United Illuminating Co. .............      10.24      01/02/20        4,595,969
                                                                                ------------
                                                                                  35,943,478
                                                                                ------------

             TOTAL CORPORATE BONDS
             (Identified Cost $183,821,876)................................      192,264,694
                                                                                ------------

             U.S. GOVERNMENT OBLIGATIONS (10.3%)
   1,000     U.S. Treasury Note...................       7.875     01/15/98        1,006,910
   8,000     U.S. Treasury Note...................       7.75      11/30/99        8,306,960
   3,325     U.S. Treasury Note...................       8.50      02/15/00        3,517,019
   7,250     U.S. Treasury Note...................       8.50      11/15/00        7,778,960
   2,000     U.S. Treasury Note...................       7.50      11/15/01        2,108,460
                                                                                ------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $22,788,824).................................       22,718,309
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.1%)
             REPURCHASE AGREEMENT
 $   175     The Bank of New York (dated 09/30/97;
             proceeds $175,124) (a)
             (Identified Cost $175,098)...........       5.25%     10/01/97     $    175,098
                                                                                ------------

             TOTAL INVESTMENTS
             (Identified Cost $206,785,798) (b)....................    97.9%     215,158,101

             OTHER ASSETS IN EXCESS OF LIABILITIES.................     2.1        4,600,485
                                                                      -----     ------------

             NET ASSETS............................................   100.0%    $219,758,586
                                                                      =====     ============


---------------------
(a) Collateralized by $131,671 U.S. Treasury Bond 11.625% due at 11/15/04 valued at $178,600.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,873,461 and the aggregate gross unrealized depreciation is $1,501,158, resulting in net unrealized appreciation of $8,372,303.

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997

ASSETS:
Investments in securities, at value
 (identified cost $206,785,798).......................................    $215,158,101
Interest receivable...................................................       4,821,320
Prepaid expenses and other assets.....................................          11,360
                                                                          ------------

    TOTAL ASSETS......................................................     219,990,781
                                                                          ------------

LIABILITIES:
Payable for:
    Investment management fee.........................................          95,623
    Capital stock repurchased.........................................          16,718
Accrued expenses and other payables...................................         119,854
                                                                          ------------

    TOTAL LIABILITIES.................................................         232,195
                                                                          ------------

    NET ASSETS........................................................    $219,758,586
                                                                          ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.......................................................    $235,479,429
Net unrealized appreciation...........................................       8,372,303
Accumulated undistributed net investment income.......................         583,379
Accumulated net realized loss.........................................     (24,676,525)
                                                                          ------------

    NET ASSETS........................................................    $219,758,586
                                                                          ============

NET ASSET VALUE PER SHARE,
 11,942,418 shares outstanding
 (unlimited shares authorized of $.01 par value)......................          $18.40
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF OPERATIONS
For the year ended September 30, 1997

NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $17,882,850
                                                                           -----------

EXPENSES
Investment management fee..............................................      1,075,146
Transfer agent fees and expenses.......................................        151,795
Professional fees......................................................         54,216
Shareholder reports and notices........................................         34,532
Registration fees......................................................         24,546
Custodian fees.........................................................         20,333
Directors' fees and expenses...........................................         15,229
Other..................................................................         11,035
                                                                           -----------

    TOTAL EXPENSES.....................................................      1,386,832
                                                                           ------------

    NET INVESTMENT INCOME..............................................     16,496,018
                                                                           -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................      1,834,213
Net change in unrealized depreciation..................................      9,052,828
                                                                           -----------

    NET GAIN...........................................................     10,887,041
                                                                           -----------

NET INCREASE...........................................................    $27,383,059
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR           FOR THE YEAR
                                                           ENDED                  ENDED
                                                     SEPTEMBER 30, 1997     SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................       $ 16,496,018           $ 17,168,371
Net realized gain................................          1,834,213                196,014
Net change in unrealized depreciation............          9,052,828             (8,121,879)
                                                        ------------           ------------

    NET INCREASE.................................         27,383,059              9,242,506
                                                        ------------           ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income............................        (15,863,631)           (13,912,704)
Paid-in-capital..................................            --                  (2,886,612)
                                                        ------------           ------------

    TOTAL........................................        (15,863,631)           (16,799,316)
                                                        ------------           ------------

Net decrease from capital stock transactions.....         (2,435,880)            (1,660,563)
                                                        ------------           ------------

    NET INCREASE (DECREASE)......................          9,083,548             (9,217,373)

NET ASSETS:
Beginning of period..............................        210,675,038            219,892,411
                                                        ------------           ------------
    END OF PERIOD
    (Including undistributed net investment
    income of $583,379 and dividends in excess of
    net investment income of $49,008,
    respectively)................................       $219,758,586           $210,675,038
                                                        ============           ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS September 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation or debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

INTERCAPITAL INCOME SECURITIES INC.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

INTERCAPITAL INCOME SECURITIES INC.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 aggregated $132,063,686 and $130,641,297, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $42,854,824 and $30,324,539, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At September 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $3,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1997 included in Directors' fees and expenses in the Statement of Operations amounted to $2,417. At September 30, 1997, the Fund had an accrued pension liability of $48,276 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, September 30, 1995.....................................................    12,200,518     $122,003      $242,340,481
Treasury shares purchased and retired (weighted average discount 10.82%)*.......      (106,700)      (1,067)       (1,659,496)
Distribution from paid-in-capital...............................................        --            --           (2,886,612)
                                                                                    ----------     --------      ------------
Balance, September 30, 1996.....................................................    12,093,818      120,936       237,794,373
Treasury shares purchased and retired (weighted average discount 10.18%)*.......      (151,400)      (1,514)       (2,434,366)
                                                                                    ----------     --------      ------------
Balance, September 30, 1997.....................................................    11,942,418     $119,422      $235,360,007
                                                                                    ==========     ========      ============

---------------------
* The Directors have voted to retire the shares purchased.

INTERCAPITAL INCOME SECURITIES INC.

5. DIVIDENDS

On September 23, 1997, the Fund declared the following dividends from net investment income:

 AMOUNT            RECORD               PAYABLE
PER SHARE           DATE                  DATE
---------     -----------------    ------------------
  $0.11        October 3, 1997      October 17, 1997
  $0.11       November 7, 1997     November 21, 1997
  $0.11       December 5, 1997     December 19, 1997

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1997, the Fund utilized approximately $1,256,000 of its net capital loss carryover. At September 30, 1997, the Fund had a net capital loss carryover of approximately $24,646,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

          AMOUNTS IN THOUSANDS
----------------------------------------
 1999        2000       2003       2004
-------     ------     ------     ------
$12,909     $2,390     $6,713     $2,634
=======     ======     ======     ======

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED SEPTEMBER 30*
                                                                    -------------------------------------------------------------
                                                                      1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................    $  17.42     $  18.02     $  16.93     $  19.11     $  18.72
                                                                    --------     --------     --------     --------     --------
Net investment income...........................................        1.37         1.41         1.51         1.62         1.69
Net realized and unrealized gain (loss).........................        0.91        (0.64)        1.08        (2.18)        0.38
                                                                    --------     --------     --------     --------     --------
Total from investment operations................................        2.28         0.77         2.59        (0.56)        2.07
                                                                    --------     --------     --------     --------     --------
Less dividends and distributions from:
   Net investment income........................................       (1.32)       (1.14)       (1.49)       (1.62)       (1.68)
   Paid-in-capital..............................................        --          (0.24)       (0.01)        --           --
                                                                    --------     --------     --------     --------     --------
Total dividends and distributions...............................       (1.32)       (1.38)       (1.50)       (1.62)       (1.68)
                                                                    --------     --------     --------     --------     --------
Anti-dilutive effect of acquiring treasury shares...............        0.02         0.01         --           --           --
                                                                    --------     --------     --------     --------     --------
Net asset value, end of period..................................    $  18.40     $  17.42     $  18.02     $  16.93     $  19.11
                                                                    ========     ========     ========     ========     ========
Market value, end of period.....................................    $ 16.688     $ 15.875     $  16.25     $ 16.875     $ 21.375
                                                                    ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+........................................       14.06%        6.39%        5.24%      (14.12)%       2.97%

RATIOS TO AVERAGE NET ASSETS:
Expenses........................................................        0.65%        0.65%        0.69%        0.68%        0.66%
Net investment income...........................................        7.69%        8.03%        8.75%        9.02%        9.04%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.........................    $219,759     $210,675     $219,892     $206,526     $233,103
Portfolio turnover rate.........................................          63%          88%          50%          82%          85%

---------------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF INTERCAPITAL INCOME SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Income Securities Inc. (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 7, 1997

INTERCAPITAL INCOME SECURITIES INC.

REVISED INVESTMENT POLICIES

On October 23, 1997, the Board of Directors of InterCapital Income Securities Inc. (the "Company") approved an amendment to the investment policy of the Company to permit investments in "Yankee government bonds" and "Yankee corporate bonds." These securities are U.S. dollar denominated debt securities issued, respectively, by foreign governments or their respective instrumentalities or agencies or by foreign corporations, which securities in each case are either registered under the Securities Act of 1933 or eligible for resale pursuant to Rule 144A under that Act and pay both principal and interest in U.S. dollars and which, in each case, have a rating at the time of purchase within the four highest grades as determined by Moody's Investors Service Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or which, if not rated, are deemed to be of comparable quality by the Company's Investment Manager. Investments in such securities shall be limited to a maximum of 20% of the Company's total assets in "Yankee government bonds" and a maximum of 15% of the Company's total assets in "Yankee corporate bonds." Investments in "Yankee government bonds" and "Yankee corporate bonds" as well as investments in investment grade debt securities, securities issued by the U.S. Government or its agencies or instrumentalities, commercial paper rated at the time of purchase in the three highest grades as determined by Standard & Poor's (A-1, A-2 or A-3) or the two highest grades as determined by Moody's (P-1 or P-2), or cash or cash equivalents will comprise at least 50% of the value of the Company's total assets.

                      (This Page Intentionally Left Blank)

BOARD OF DIRECTORS
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegal
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



INTERCAPITAL
INCOME
SECURITIES
INC.


ANNUAL REPORT
SEPTEMBER 30, 1997